Roberto de Mezerville Chief Technology Officer INVESTOR DAY - COSTA RICA | JUNE 18TH | RDI

Since 2004 - Motiva Evolution Company confidential. Proprietary information. Do not distribute.

Motiva Implants® focus on customer needs – the Patient Aesthetics issues - reoperation Clinical issues - reoperation EXCESSIVE LACK OF MALPOSITION & RUPTURE CAPSULAR FIRMNESS DYNAMICS ROTATION CONTRACTION Safety through Innovation Company confidential. Proprietary information. Do not distribute.

Capsular Contracture Implant Placement Immune Response Bacteria Colonization Surface & & Biofilm Particles Filling material Surgical Techniques (diffusion) Company confidential. Proprietary information. Do not distribute.

Design Thinking Ergonomy Concept Company confidential. Proprietary information. Do not distribute.

2010 – First product launched 100% filled Company confidential. Proprietary information. Do not distribute. MIT – Robert Langer Lab images from rabbit model pilot testing

Company confidential. Proprietary information. Do not distribute.

TrueMonobloc® UNIFORM SHELL THICKNESS Company confidential. Proprietary information. Do not distribute.

Motiva Implants® focus on customer needs – the Patient CAPSULAR CONTRACTION Company confidential. Proprietary information. Do not distribute.

Traditional “Smooth” surface is not really smooth Difficult to control, Silicone flow and air drying creates waves and irregularities Source: Barr, S. Hill, E., and Bayat, A. Current Implant Surface Technology: An Examination of Their Nanosurface and their influence on Fibroblast Alignment and Biocompatibility, Eplasty. 2009; 9: e22. Company confidential. Proprietary information. Do not distribute. Illustrative image by Establishment Labs

Traditional Breast Implants Surfaces Manufacturing Secondary processes to add texturing Company confidential. Proprietary information. Do not distribute. Illustrative image by Establishment Labs

Micro & Macro - Surfaces commercially available breast implants Internal Study - Establishment Labs property, Salt-loss process Company confidential. Proprietary information. Do not distribute.

2010 - SmoothSilk®/SilkSurface® Company confidential. Proprietary information. Do not distribute.

Learning from other areas the immune cascade response Surface optimization had improved the biocompatibility and longevity of medical implants BONE-ANCHORED IMPLANTS VASCULAR GRAFTS Company confidential. Proprietary information. Do not distribute.

Science based - SmoothSilk®/SilkSurface® Company confidential. Proprietary information. Do not distribute.

Motiva® way - controlled surfaces – SmoothSilk®/SilkSurface® Company confidential. Proprietary information. Do not distribute. Illustrative image by Establishment Labs

Motiva® Controlled Surface Process Company confidential. Proprietary information. Do not distribute. Illustrative image by Establishment Labs

Biocompatibility Risk Assessment – Shell & Filling Gel

Biocompatibility Risk Assessment of Motiva Implants®

Regulatory Requirements
- ISO 10993
- ISO 14971
- EU Directive 93/42/EEC
- Brazil ANBT NBR ISO 14949:2011
- US FDA General Guidance 2016
- US FDA Guidance for Industry and Staff

Biocompatibility Testing:
- Leachable characterization
- Cytotoxicity
- Sensitization
- Irritation or intracutaneous reactivity
- Acute systemic toxicity
- Subacute toxicity
- Genotoxicity
- Implantation
- Biodegradation
- Carcinogenicity
- Immunocitoxicity
- Chronic toxicity
- Reproductive/developmental toxicity
- Toxicokinetics
- Other organ-specific toxicity

Patient-Focused Risk Assessment of Motiva Implants® Surfaces

Activators / Drivers

Surface Characterization
- Roughness
- Kurtosis
- Skewness
- Density of peaks
- Hydrophobicity
- Friction coefficient

Surface Area
-Biofilm contamination

Particles
-Debris
-Gel Bleed
-Process / Environment

Patient Benefits

Biocompatibility

High Freq Low Risk
- Less Capsular Contracture Risk

Low Freq High Risk
- Lower inflammation
- Historical absence of Double Capsule/Late Seroma
- Historical absence of BIA-ALCL

Company confidential. Proprietary information. Do not distribute.

2010 - SmoothSilk®/SilkSurface®

Launched
Motiva Implants®
Generation 1
TrueMonobloc®
ProgressiveGel®
SilkSurface®

Product Launch

2010

MANCHESTER 1824 **SmoothSilk®**

Results: Immunocytochemistry



Establishment Silk + Breast Derived Fibroblasts Vinculin (green), Actin (red) and Nuclei (Blue)


0 µm 50

Barr, S., Hill, E., & Bayat, A. (2010). Patterning of novel breast implant surfaces by enhancing silicone biocompatibility, using biomimetic topographies. Eplasty, 10, e31.

Company confidential. Proprietary information. Do not distribute.

2012 – BluSeal® Company confidential. Proprietary information. Do not distribute.

2012 – ProgressiveGel® PLUS Company confidential. Proprietary information. Do not distribute.

2012 – ProgressiveGel® PLUS - Rheology: Visco-Elasticity ProgressiveGel® ProgressiveGelPLUS® Maintains upper-pole fullness A more natural look and feel Company confidential. Proprietary information. Do not distribute.

Since 2014 – Ergonomix® Company confidential. Proprietary information. Do not distribute.

Company confidential. Proprietary information. Do not distribute.

Company confidential. Proprietary information. Do not distribute.

2014 – ProgressiveGel ULTIMA®

Rheology: Visco-Elasticity Gravity sensitive

20
14

Launched Ergonomix®

Generation 3

ProgressiveGel ULTIMA®
with Q Inside® Safety Technology

Product Launch

ProgressiveGel®

Maintains upper-pole fullness

ProgressiveGel PLUS®

A more natural look and feel

Ergonomix® ProgressiveGel ULTIMA®

The most natural look and feel



Company confidential. Proprietary information. Do not distribute.

Motiva Implants® Rheology & Morphology Shell & Filling gel interaction Company confidential. Proprietary information. Do not distribute.

Biomechanical Tissue Characterization (BTC-2000™) Rheological map in breast implant filling gel Company confidential. Proprietary information. Do not distribute.

Breast Implants Rheology Map Company confidential. Proprietary information. Do not distribute.

2014 – Qid® Safety Technology UNIQUE SERIAL TEMPERATURE OTHER IDENTIFICATION NUMBER BIOSENSING PARAMETERS Company confidential. Proprietary information. Do not distribute.

Motiva® Evolution continues…



Approved in
50 countries
MotivaHybrid®
MDSAP Certification
US FDA IDE Filling
Approved in 80+ countries
Aesthetics cohorts
Completed March 2019
2015
2016
2017
2018
2019
MotivaImagine®
Divina® - 3D Simulation Technology
Korea MFDS & Australia TGA Approval
Product Launch
Approved in 70+ countries
US FDA Clinical Trial started
IDE Approval from FDA
Motiva® MinimalScar
Company listed on NASDAQ
under the trading symbol "ESTA" following its IPO
MotivaImagine® Ecosystem

- 2016 MotivaImagine®

South Korea MFDS and Australia TGA approval

- 2017 MotivaHybrid®

MDSAP Quality Certification
Brazil ANVISA/INMETRO approval
US FDA IDE submission

-2018 USA FDA Clinical Trial Started

Aesthetics cohorts completed March 2019

Company confidential. Proprietary information. Do not distribute.

Company confidential. Proprietary information. Do not distribute.

THE SCIENCE OF THE BREAST MANAGEMENT The Scientific Evidence Company confidential. Proprietary information. Do not distribute.

Research Fields on Breast Implant Surfaces Topographies Breast Implants Surface Characterization and Biocompatibility • In vivo testing • In vitro testing • Immune response • Immunocytochemistry Inmune response Surface Characterization Biofilm Tribology • Bacteria attachment • Friction coefficient • Biofilm formation • Wear particles Company confidential. Proprietary information. Do not distribute.

Research Developed in Collaboration with ESTA Company confidential. Proprietary information. Do not distribute.

Activator: Surface Characteristics Resulting of Manufacturing Process


Traditional Smooth
e6-2 15.0kV 21.2mm x100
500um
"Foam imprint" surface
A2-2 15.0kV 11.4mm x100
500um
Salt-loss surface
A3-3 15.0kV 21.2mm x100
500um
SmoothSilk® SilkSurface®
A5-2 15.0kV 21.1mm x100
500um
VelvetSurface®
e4-2 15.0kV 22.9mm x100
500um

SEM images of different textures available in the market, at a scale of 500 µm and 100X magnification.

Images Property of Establishment Labs (2017). From CIEMIC, University of Costa Rica.

Company confidential. Proprietary information. Do not distribute.

Activator: Surface Characteristics Resulting of Manufacturing Process Traditional Smooth SmoothSilk®/SilkSurface® VelvetSurface® “PU foam imprint” “Salt-loss” texture Company confidential. Proprietary information. Do not distribute.

SmoothSilk®/SilkSurface® has more peaks than valleys

Peaks that function as contact points for cells attachment during the immune response


Positive Skewness (more peaks than valleys)
Skewness
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
"Smooth"
SilkSurface®
VelvetSurface®
"PU foam imprint"
"Salt-loss" texture


x Negative Skewness: Means more valleys than peaks
x Positive Skewness: Means more peaks than valleys

Company confidential. Proprietary information. Do not distribute.

Skewness parameter comparison of different breast implants available in the market, measured with uSurf Mobile non-contact profilometer. Results Property of Establishment Labs (2017).

Size comparison of a fibroblast on the surface Representation of how a fibroblast may look on a breast implant surface at the same magnification, considering the standardized fibroblast size of 25 µm used by Dalby et al. (2004). Company confidential. Proprietary information. Do not distribute. Dalby MJ, Riehle MO, Johnstone H, Affrossman S, Curtis ASG. Investigating the limits of filopodial sensing: a brief report using SEM to image the interaction between 10 nm high nano-topography and fibroblast filopodia. Cell Biol Int. 2004;28(3):229–36.

Optimization of Surfaces biocompatibility Fibroblasts & Macrophages Attachment - Experimental Results Company confidential. Proprietary information. Do not distribute. SEM images of fibroblasts (obtained from breast tissue) and macrophages (from THP-1 monocytes cell line, ATCC) growing on different silicone surfaces from University of Manchester.

Cytokines expression for SmoothSilk®/SilkSurface® at 12 hours & 24 hours Company confidential. Proprietary information. Do not distribute.

Cappellano G. et al; Immunophenotypic characterization – 7 BI surfaces Company confidential. Proprietary information. Do not distribute.

Evaluation of miniature breast implants surfaces on fibrosis animal model (C57BL/6 pro-fibrotic rodent strain) Research performed at the Robert Langer Laboratory at MIT, Boston , USA Veiseh, O. Next Generation Biomaterials Design for Chronic Implants. 5 Oct 2018. 4th World Symposium on Ergonomic Implants, Lago di Garda. Company confidential. Proprietary information. Do not distribute.

6 Months Explanted miniature implants with tissue overgrowth

Control: Traditional Smooth Breast Implant Surface



SmoothSilk®/SilkSurface® Breast Implant Surface



KOCH INSTITUTE

Veiseh, O. Next Generation Biomaterials Design for Chronic Implants. 5 Oct 2018. 4th World Symposium on Ergonomic Implants, Lago di Garda.

Company confidential. Proprietary information. Do not distribute.

Low inflammation response at different timepoints

Control

SmoothSilk®/SilkSurface®


H&E
Masson's Trichrome
*

Less macrophages presence with SilkSurface®


Absolute number of Macrophages (x10⁴)
50
40
30
20
10
0
Control
Silk
85% red.
63% red.
76% red.
***
***
***
3 wk
6 wk
12 wk

SmoothSilk® / SilkSurface® decreases fibrosis-dependent innate immune macrophages

KOCH INSTITUTE

Veseh, O. Next Generation Biomaterials Design for Chronic Implants. 5 Oct 2018. 4th World Symposium on Ergonomic Implants, Lago di Garda.

Company confidential. Proprietary information. Do not distribute.

Research performed at the Robert Langer Laboratory at MIT, Boston , USA

Full-size Human-scale Implants testing in Higher Order Rabbit Model 3-week retrievals Veiseh, O. Next Generation Biomaterials Design for Chronic Implants. 5 Oct 2018. 4th World Symposium on Ergonomic Implants, Lago di Garda.Company confidential. Proprietary information. Do not distribute. Research performed at the Robert Langer Laboratory at MIT, Boston , USA

Tribology: the study of surfaces moving relative to one another Wear particles Wear rate Friction coefficient Company confidential. Proprietary information. Do not distribute.

Tribology: Friction and Wear Company confidential. Proprietary information. Do not distribute.

Study of the particles and the inflammatory response Company confidential. Proprietary information. Do not distribute.

James G. et al. Bacteria & Biofilm on Breast Implant Surfaces Company confidential. Proprietary information. Do not distribute.

Biofilm formation (24 h)



As per ISO 14607:2018
Smooth
0 - 10µm
"Traditional Smooth"
SmoothSilk® / SilkSurface®
Microtexture
10 - 50µm
VelvetSurface®
"Foam imprint surface"
Macrotexture
>50 µm
"Salt-loss" texture
Staph. epidermidis
Gram +
Pseudomonas aeruginosa
Gram -
Ralstonia pickettii
Gram -
630x magnification

Company confidential. Proprietary information. Do not distribute.

James, G. A., Boegli, L., Hancock, J., Bowersock, L., Parker, A., & Kinney, B. M. (2018). Bacterial Adhesion and Biofilm Formation on Textured Breast Implant Shell Materials. Aesthetic Plastic Surgery. https://doi.org/10.1007/s00266-018-1234-7

ISO 14607:2018 Non-active surgical implants – Mammary implants Published in April 2018 Company confidential. Proprietary information. Do not distribute.

Jones et al. Bacteria & Biofilm Research on Breast Implant Surfaces Company confidential. Proprietary information. Do not distribute.

Jones et al. Proposes a Breast Implant Surface Classification Company confidential. Proprietary information. Do not distribute.

Surface & Medical Complications Reported Linkage Traditional Smooth SmoothSilk® (SilkSurface®) Company confidential. Proprietary information. Do not distribute.

Less inflammation – less fibrosis Motiva Implants® Post-Market Surveillance Company confidential. Proprietary information. Do not distribute. Quirós, M.C., Bolaños, M.C., Fassero, J.J. (2018). Six-Year Prospective Outcomes of Primary Breast Augmentation With Nano Surface Implants. Aesthet Surg J., 39(5):495-508. doi: 10.1093/asj/sjy196.

Summary of scientific advantages on Motiva® Surface Low Low Friction Roughness Low Surface Low Biofilm Area Development Less medical complication Less s according Inflammation to PMS Company confidential. Proprietary information. Do not distribute.

Clinical Evaluation Process Design and Development Real Pre- World Clinical Evidence Clinical Data Evaluation Process Published Clinical Data Data COMPANY CONFIDENTIAL. PROPRIETARY. DO NOT DISTRIBUTE.

Motiva Implants® US IDE CLINICAL TRIAL Overview CLIN-17-008 “Study of the safety and effectiveness of the Motiva Implants®” Indication Breast implant Surgery Devices Motiva Implants® Round Plus and Ergonomix® with or without Q Inside Safety Technology® Estimated 800 participants Enrollment Primary Aesthetic breast augmentation and breast reconstruction purpose Study Start Date March 2018 Study Progress 83% Enrolled subjects (661/800) *Aesthetic cohorts completed as of March 2019 Active sites 27 COMPANY CONFIDENTIAL. PROPRIETARY. DO NOT DISTRIBUTE.

Motiva Implants® US IDE CLINICAL TRIAL Overview Submit Modular PMA Module 1 Module 2 Module 3 Non-Clinical Tests Module 4 Non-Clinical Tests Clinical Data • Physico-Chemical • Eng/Bench Manufacturing • Biocomp/Tox • Financial Disclosure • Sterilization/Shelf- Information • Proposed Labeling • Animal/Biological life & Packaging • Post-Market Surveillance Plan Complete PMA Submit to FDA COMPANY CONFIDENTIAL. PROPRIETARY. DO NOT DISTRIBUTE.

Thank you! ¡Muchas gracias!